                                                                    Exhibit 99.1

                        BAY VIEW TRANSACTION CORPORATION
                         BAY VIEW 2003 LJ-1 OWNER TRUST
                       FOR PAYMENT DATE: DECEMBER 26, 2003
                    FOR COLLECTION PERIOD: NOVEMBER 30, 2003
                    FOR DETERMINATION DATE: DECEMBER 15, 2003

A.  PRINCIPAL BALANCE RECONCILIATION                        A-1              A-2              A-3              A-4
(A)   Original Principal Balance                       24,300,000.00    62,525,000.00    40,650,000.00   65,812,508.00
(B)   Beginning Balance                                 3,668,523.24    62,525,000.00    40,650,000.00   65,812,508.00
(C)   Collections (Regular Payments)                      547,063.93     1,470,420.50             0.00            0.00
(D)   Withdrawal from Payahead (Principal)                    287.49             0.00             0.00            0.00
(E)   Collections (Principal Payoffs)                   2,887,195.50             0.00             0.00            0.00
(F)   Gross Charge Offs (Prior Mo. End Bal)               233,976.32             0.00             0.00            0.00
(G)   Principal Reductions (Other)(Partial chg-off)             0.00             0.00             0.00            0.00
(H)   Repurchases                                               0.00             0.00             0.00            0.00
                                                      --------------    -------------    -------------   -------------
(I)   Ending Balance                                            0.00    61,054,579.50    40,650,000.00   65,812,508.00
                                                      --------------    -------------    -------------   -------------
(J)   Certificate Factor                                    0.000000%       97.648268%      100.000000%     100.000000%

A.  PRINCIPAL BALANCE RECONCILIATION                  # LOANS       TOTAL            LOAN BALANCE
(A)   Original Principal Balance                       7,315     193,287,508.00     193,287,508.00
(B)   Beginning Balance                                6,782     172,656,031.24     172,656,031.24
(C)   Collections (Regular Payments)                     N/A       2,017,484.43       2,017,484.43
(D)   Withdrawal from Payahead (Principal)               N/A             287.49             287.49
(E)   Collections (Principal Payoffs)                    130       2,887,195.50       2,887,195.50
(F)   Gross Charge Offs (Prior Mo. End Bal)                9         233,976.32         233,976.32
(G)   Principal Reductions (Other)(Partial chg-off)      N/A               0.00               0.00
(H)   Repurchases                                          0               0.00               0.00
                                                   ---------     --------------     --------------
(I)   Ending Balance                                   6,643     167,517,087.50     167,517,087.50
                                                   ---------     --------------     --------------
(J)   Certificate Factor                           90.813397          86.667312%         86.667312%

Notional Principal Balance: Class I
   (K)   Beginning                                                                133,617,603.00
   (L)   Reduction                                                                  5,130,880.00
   (M)   Ending                                                                   128,486,723.00

Notional Principal Balance: Companion Component

   (N)   Beginning                                                                39,038,428.24
   (O)   Reduction                                                                     8,063.74
   (P)   Ending                                                                   39,030,364.50

B.  CASH FLOW RECONCILIATION                                                          TOTALS

   (A)   CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS                            6,079,930.21
   (B)   INTEREST WIRED - COLLECTION ACCOUNT & PAYAHEAD ACCOUNT                       5,881.52
   (C)   WITHDRAWAL FROM PAYAHEAD ACCOUNT                                                 0.00
         1) allocable to principal                                                      287.49
         2) allocable to interest                                                         0.00
   (D)   ADVANCES                                                                         0.00
   (E)   REPURCHASES                                                                      0.00
   (F)   GROSS CHARGE OFF RECOVERIES                                                 82,328.50
   (G)   SPREAD ACCOUNT WITHDRAWAL                                                        0.00
   (H)    Policy Draw for "I" Interest                                                    0.00
   (I)    Policy Draw for "A-1" Interest or Ultimate Principal                            0.00
   (J)    Policy Draw for "A-2" Interest or Ultimate Principal                            0.00
   (K)    Policy Draw for "A-3" Interest or Ultimate Principal                            0.00
   (L)    Policy Draw for "A-4" Interest or Ultimate Principal                            0.00

         TOTAL COLLECTIONS                                                        6,168,427.72

C.  TRUSTEE DISTRIBUTION                                                               TOTAL

   (A)   TOTAL CASH FLOW                                                          6,168,427.72
   (B)   DEPOSIT TO PAYAHEAD                                                              0.00
   (C)   Indenture Trustee Fee (not to exceed $20,000)                                1,833.33
   (D)   UNRECOVERED INTEREST ADVANCES                                                    0.00
   (E)   SERVICING FEE (DUE AND UNPAID)                                             143,880.03
   (F)   Standby Servicing Fee (not to exceed $50,000)                                6,474.60
   (G)   Owner Trustee Fee (not to exceed $25,000)                                        0.00
   (H)   INTEREST TO "A-1" CERTIFICATE HOLDERS, INCLUDING OVERDUE                     3,585.47
   (I)   INTEREST TO "A-2" CERTIFICATE HOLDERS, INCLUDING OVERDUE                    89,098.13
   (J)   INTEREST TO "A-3" CERTIFICATE HOLDERS, INCLUDING OVERDUE                    82,316.25
   (K)   INTEREST TO "A-4" CERTIFICATE HOLDERS, INCLUDING OVERDUE                   188,662.52
   (L)   Interest to "I" Certificate Holders, including Overdue                     161,454.60
   (M)   PRINCIPAL TO "A-1" CERTIFICATE HOLDERS, INCLUDING OVERDUE                3,668,523.24
   (N)   PRINCIPAL TO "A-2" CERTIFICATE HOLDERS, INCLUDING OVERDUE                1,470,420.50
   (O)   PRINCIPAL TO "A-3" CERTIFICATE HOLDERS, INCLUDING OVERDUE                        0.00
   (P)   PRINCIPAL TO "A-4" CERTIFICATE HOLDERS, INCLUDING OVERDUE                        0.00
   (Q)   Policy Premium and Unreimbursed Draws                                       48,859.15
   (R)   Spread Account (up to the Requisite Amount)                                303,319.90
   (S)   Additional Unpaid Standby Servicing Fee                                          0.00
   (T)   Additional Unpaid Indenture Trustee Fee                                           0.00
   (U)   Additional Unpaid Owner Trustee Fee                                              0.00
   (V)   Interests Advance Recovery Payments                                              0.00
                                                                                          ----
   (W)   EXCESS YIELD                                                                     0.00
                                                                                          ----
         BALANCE                                                                          0.00
                                                                                          ----

D.  SPREAD ACCOUNT                                                                    SPREAD
                                                                                     ACCOUNT

   (A)   BEGINNING BALANCE                                                        5,515,386.15
   (B)   ADDITIONS TO SPREAD AMOUNT                                                 303,319.90
   (C)   INTEREST EARNED                                                              3,727.98
   (D)   DRAWS                                                                            0.00
   (E)   REIMBURSEMENT FOR PRIOR DRAWS                                                     N/A
   (F)   DISTRIBUTION OF FUNDS TO SERVICER                                                 N/A
   (G)   PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER                                      0.00
                                                                                  ------------
   (H)   ENDING BALANCE                                                           5,822,434.03
                                                                                  ------------
   (I)   REQUIRED BALANCE                                                         7,538,268.94
                                                                                  ------------
   (J)   CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER                                    0.00
                                                                                  ------------

                        Bay View Transaction Corporation
                         Bay View 2003 LJ-1 Owner Trust
                      For Payment Date: December 26, 2003
                    For Collection Period: November 30, 2003
                   For Determination Date: December 15, 2003

E.  CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY                                                 NUMBER       BALANCE
   (A)   31-60                                                            12       258,325.86
   (B)   61-90                                                             4        92,135.62
                                                                      ------       ----------
   (C)   TOTAL                                                            16       350,461.48
                                                                      ------       ----------
   (D)   90+ days                                                          4       102,280.94

F.  REPOSSESSIONS

   (A)   COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)          6       131,621.08
   (B)   AGGREGATE REPOSSESSIONS                                          26       672,463.95
   (C)   UNLIQUIDATED REPOSSESSIONS                                       11       265,270.68

G.  PAYAHEAD RECONCILIATION

   (A)   BEGINNING BALANCE                                                           5,702.03
   (B)   DEPOSIT                                                                         0.00
   (C)   WITHDRAWAL                                                                    287.49
                                                                                     --------
   (D)   ENDING BALANCE                                                              5,414.54
                                                                                     --------

PERFORMANCE TEST
H. DELINQUENCY RATIO  (30+)

                                               DELINQUENT
                                                 MONTH            POOL          DELINQUENCY
         MONTH                                  BALANCE          BALANCE              %
         -----
   (A)   CURRENT                               350,461.48     167,517,087.50       0.2092%
   (B)   1ST PREVIOUS                          342,066.42     172,656,031.24       0.1981%
   (C)   2ND PREVIOUS                          292,270.33     178,851,436.10       0.1634%
                                               ----------     --------------       ------
   (D)   THREE MONTH ROLLING AVERAGE           328,266.08     173,008,184.95       0.1897%
                                               ----------     --------------       ------

I.       CUMULATIVE DEFAULT RATE                                        MONTH       ORIGINAL POOL  Default Rate %
                                                                       BALANCE        BALANCE
   (A)   Defaulted Receivables (Current Period)                      137,857.38
   (B)   Cumulative Defaulted Receivables (Prior Month)              540,842.87
   (C)   Cumulative Defaulted Receivables (Current Month)            678,700.25    193,287,508.00       0.35%

                                                             MONTH         ORIGINAL POOL
J.       CUMULATIVE NET LOSS RATE                           BALANCE          BALANCE          Net Loss Rate %
   (A)   Collection Period Charge-Off receivables         233,976.32
   (B)   50% of Purchase Receivables with scheduled
           payment delinquent more than 30 days                    -
   (C)   Aggregate Cram Down Losses during period                  -
   (D)   Less: Recoveries (current month)                  82,328.50
   (E)   Prior Period Adjustment                                   -
   (F)   Net Losses current period                        151,647.82
   (G)   Prior Period cumulative net losses               128,783.12
   (H)   Cumulative Net Losses (current period)           280,430.94       193,287,508.00          0.15%

   (I)   Total Defaults                                   137,857.38
   (J)   50% of defaulted Receivables (not included in
            Collection Period Charge-Off Receivables)      68,928.69

   (K)   Cumulative net losses including 50% of defaults  349,359.63       193,287,508.00          0.18%

K.       EXTENSION RATE                                   MONTH BALANCE    POOL BALANCE      Extension Rate %
(A)      Principal Balance of Receivables extended
             during current period (not to exceed
             1% of Original Pool Balance)                  246,035.27      167,517,087.50          0.15%

L.       LOCKBOX TEST                                      AMOUNT        NUMBER
   (A)   Total Payments to Lockbox (Current Month)      3,010,436.74       5,725
   (B)   Total Payments (Current Month)                 6,162,258.71       6,361
   (C)   Lockbox Payment Percentage                                        90.00%

M.       FINANCIAL COVENANTS

   (A)   Monthly BVAC capital (at least $50MM)                            50,000
   (B)   Monthly BVAC cash and working capital
            borrowing capacity (at least $5MM)                           135,160
   (C)   Monthly BVAC net worth (at least $20MM)                          59,703

N.  WAC-WEIGHTED AVERAGE COUPON                                           8.6302%
O.  WAM-WEIGHTED AVERAGE MATURITY                                          71.70



/s/ Angelica Velisano                APPROVED BY:  /s/ John Okubo
------------------------------                     ---------------------------------------
Prepared by: Angelica Velisano                     John Okubo
Senior Accounting Analyst                          Executive Vice President, Chief Financial Officer
Bay View Acceptance Corp                           Bay View Capital Corp., Bay View Acceptance Corp.